Exhibit 10.32

Trademark Consent Agreement

This Agreement, made this 31st day of July, 2003, by and between North Atlantic Trading Company, Inc. (hereinafter referred to as “NATC”), a Delaware corporation, whose address is 257 Park Avenue South, New York, New York 10010; North Atlantic Operating Company, Inc. (hereinafter referred to as “NAOC”), a Delaware corporation, whose address is 257 Park Avenue South, New York, New York 10010; and Bolloré S.A., formerly know as Bolloré Technologies, S.A., a French corporation whose address is Odet 29500 Ergue Gaberic, Commune d’Ergue Gaberic, France (hereinafter referred to as “Bolloré”).

WHEREAS, NATC, through its subsidiary, NAOC, is the owner of, inter alia, the marks shown on Schedule A, and where applicable the registrations and applications relating thereto (“NATC/NAOC Marks”) attached hereto; and

WHEREAS, Bolloré is the owner of, inter alia, the marks shown on Schedule B, and where applicable the registrations and applications relating thereto (“Bolloré Marks”) attached hereto;

WHEREAS, NATC/NAOC desires to use and register the NATC/NAOC Marks set forth in Schedule A, for the goods specified therein; and

WHEREAS, Bolloré desires to use and register the Bolloré Marks set forth in Schedule B, for the goods recited therein; and

Whereas, the Parties have exchanged information regarding their respective products, channels of trade, and the like, and have concluded that co-existence without confusion is possible based on the different nature of the Parties’ products and channels of trade.

WHEREAS, NATC/NAOC and Bolloré mutually recognize the validity of each other’s marks as set forth in the attached Schedules.

NOW, THEREFORE, for good and valuable consideration, the parties hereby agree and state as follows:

1.          NATC/NAOC believes there is no likelihood of confusion or conflict between its NATC/NAOC Marks shown on Schedule A, and the Bolloré Marks shown on Schedule B.

2.          Bolloré believes there is no likelihood of confusion or conflict between its Bolloré Marks shown on Schedule B, and the NATC/NAOC Marks shown on Schedule A.

3.          NATC will take no action to interfere with the use and/or registration of the Bolloré Marks shown on Schedule B.

4.          Bolloré will take no action to interfere with the use and/or registration of the NATC/NAOC Marks shown on Schedule A.

5.          In view of the differences between the Parties’ respective marks as used and as agreed to be used in the future pursuant to this agreement, and given the differences in the goods, the Parties agree that their respective products can co-exist without consumer confusion.

6.          Pursuant to an agreement between the parties, NATC/NAOC is the exclusive United States distributor of cigarette paper, filter tubes, injector machines and filter tips sold under the Bolloré Marks. Each booklet bears a statement identifying NATC/NAOC simply as distributor.

7.          NATC/NAOC and Bolloré acknowledge that the purchasing public is not and will not be harmed by the relationship between the parties. The parties acknowledge that their respective marks have been used in the United States on their respective products, for more than 25 years, without any known confusion of the purchasing public.

8.          Except as otherwise agreed between the parties, in order to avoid any potential confusion, NATC/NAOC agrees not to use the NATC/NAOC Marks within the United States on cigarette papers, filter tubes, injector machines or filter tips and Bolloré agrees not to use the Bolloré Marks on any tobacco products within the United States.

9.          In the unlikely event that any consumers are confused as to the source or origin of either party’s goods, the parties agree to take such further steps as are reasonable and necessary under the circumstances to correct such confusion.

10.          NATC/NAOC consents to the use and registration by Bolloré of the Bolloré Marks which are shown on Schedule B, for the goods recited therein.

11.          Bolloré consents to the use and registration by NATC/NAOC of the NATC/NAOC Marks which are shown on Schedule A, for the goods recited therein.

12.          Each party will reasonably cooperate with the other in obtaining and preserving registrations for the Marks shown on the Schedules by providing the other with Letters of Consent or any other such documents which may be reasonably required in order to overcome any official actions or objections which may be made by the trademark office in any country or territory. Any expenses associated with the preparation and filing of any such letters or documents will be borne by the requesting party.

13.          Each party will have the right, but not the obligation, to terminate all of the rights granted hereunder if the other party is in material breach of any of its obligations hereunder.

14.          This Agreement and the provisions herein will be binding at all times upon and inure to the benefit of the parties hereto, their successors, subsidiaries and assigns. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

BOLLORÉ		NORTH ATLANTIC OPERATING COMPANY, INC.

By:	/s/ Cedric Bollore	By:	/s/ James W. Dobbins

Name:	Cédric Bolloré	Name:	James W. Dobbins

Title:	Director, Industrial Divisions	Title:	Senior Vice President

Date:		Date:

NORTH ATLANTIC TRADING COMPANY, INC.

		By:	/s/ James W. Dobbins

		Name:	James W. Dobbins

		Title:	Senior Vice President

Date:

SCHEDULE A

to Trademark Consent Agreement among
North Atlantic Trading Company, Inc. (“NATC”),
North Atlantic Operating Company, Inc. (“NAOC”) and
Bolloré, S.A. (“Bolloré”)

NATC/NAOC Trademarks in the United States

ZIG-ZAG

for: tobacco in tubular or non-tubular form consisting of cigarettes, cigars, smoking tobacco, chewing tobacco, roll-your-own cigarette tobacco and snuff;

and

The Smoking Man Design

(as shown in any and all of the applications and registrations listed hereinbelow) for: tobacco in tubular or non-tubular form consisting of cigarettes, cigars, smoking tobacco, chewing tobacco, roll-your-own cigarette tobacco and snuff;

NATC/NAOC Trademark Applications and Registrations in the United States

Mark/Goods	Registration/ Application No.	Registered/Filed

ZIG-ZAG
for: cigars	1,133,291	April 15, 1980

ZIG-ZAG and Design for: cigarette tobacco	1,512,985	November 15, 1988

ZIG ZAG
for: cigarette tobacco	1,472,580	January 12, 1988

ZIG-ZAG and Design
for: smoking tobacco	1,775,416	June 8, 1993

ZIG ZAG GOLD STANDARD
for: cigarette tobacco	2,122,646	December 23, 1997

ZIG-ZAG (stylized)
for: cigars	75/824,284	October 15, 1999

ZIG-ZAG and Design
for: cigars	75/824,282	October 15, 1999

ZIG-ZAG
for: cigarettes	2,582,490	June 18, 2002

Mark/Goods	Registration/ Application No.	Registered/Filed

ZIG-ZAG (stylized)
for: cigarettes	2,512,921	November 27, 2001

Design of Smoking Man
for: cigars	75/824,285	October 15, 1999

ZIG ZAG CLASSIC
AMERICAN BLEND
for: smoking tobacco	78/084,504	September 19, 2001

ZIGARETTES	76/042,035	May 5, 2000

SCHEDULE B

to Trademark Consent Agreement among
North Atlantic Trading Company, Inc. (“NATC”),
North Atlantic Operating Company, Inc. (“NAOC”) and
Bolloré, S.A. (“Bolloré”)

Bolloré Trademarks in the United States

ZIG-ZAG

for: cigarette paper booklets, filter tubes, injector machines and filter tips

and

The Smoking Man Design
(as shown in any and all of the applications
and registrations listed hereinbelow)

for: cigarette paper booklets, filter tubes. injector machines and filter tips

Bolloré Trademark Applications and Registrations in the United States

Mark/Goods	Registration/ Application No.	Registered/Filed

ZIG-ZAG (stylized)	610,530	August 16, 1955
for: cigarette paper

ZIG ZAG	1,127,946	December 18, 1979
for: cigarette papers

Design of Smoking Man	2,169,540	June 30, 1998
for: cigarette papers

ZIG-ZAG	2,309,274	January 18, 2000
for: cigarette lighters (not of precious metals), pocket machines for rolling cigarettes, cigarette tubes and pocket machines for filling cigarette tubes

ZIG-ZAG	2,309,438	January 18, 2000
for: filter tips for cigarettes

Mark/Goods	Registration/ Application No.	Registered/Filed

Design of Smoking Man	2,380,641	August 29, 2000
for: cigarette lighters not of precious metal; cigarette tubes; pocket machines for rolling cigarettes and filling cigarette tubes

Design of Smoking Man	75/664,349	March 19, 1999
for: filter tips for cigarettes

ZIG ZAG	76/419,433	June 11, 2002
for: pocket knives, sports knives, and multi-task knives

Design of Smoking Man
for: pocket knives, sports knives, and multi-task knives	78/185,050	November 14, 2002

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